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                                                                    EXHIBIT 99.1

                                  CERTIFICATION
                      Pursuant to 18 U. S. C. Section 1350,
                             AS ADOPTED PURSUANT TO
                    SECTION 906 OF SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Ramco-Gershenson Properties Trust, a Maryland corporation (the "Trust"), does hereby certify that:

         The quarterly Report on Form 10-Q for the quarter ended September 30, 2002 of the Trust fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934 and the information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Dated:     November 13, 2002                  /s/ Dennis Gershenson
                                              -----------------------
                                              Dennis Gershenson
                                              Chief Executive Officer


The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of a separate disclosure document.









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